UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2007

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12130 Galveston Road (Hwy 3), Building 1, Webster, Texas	77598
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 558-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

SPACEHAB, Incorporated (the “Company”) entered into a Restructuring and Exchange Agreement, effective as of August 31, 2007, under which holders of $7,424,000 of the Company’s 8% Convertible Subordinated Notes due 2007 (“Junior Notes”) and holders of and investment advisors that have been given discretionary authority by the beneficial owners of $45,405,000 of the Company’s 5.5% Senior Convertible Notes due 2010 (“Senior Notes”) agreed to tender their outstanding notes in the Company’s exchange offer and consent solicitation commenced on August 31, 2007. The investment advisors control $30,809,000 of these Senior Notes and are obligated to tender the outstanding notes under their management subject to specific directions of any beneficial owner relating to those outstanding notes or the transfer of such outstanding notes out of the account managed by them. A copy of the agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Section 7 - Regulation FD

Item 7.01.	Regulation FD Disclosure.

On August 31, 2007, the Company commenced an exchange offer and consent solicitation for any and all outstanding Junior Notes and Senior Notes. Reference is made to the related offering memorandum which is filed with this Current Report as Exhibit 99.1 and is incorporated herein by reference. In connection with the exchange offer and consent solicitation commenced on August 31, 2007, the Company is filing a press release with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Title of Document
1.1	Restructuring and Exchange Agreement, is incorporated herein by reference to Exhibit (d)(7) of Schedule TO as filed on August 31, 2007.

99.1	Offering Memorandum and Consent Solicitation, is incorporated herein by reference to Exhibit (a)(1)(A) of Schedule TO as filed on August 31, 2007.

99.2	Press Release issued by SPACEHAB, Incorporated on August 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2007	SPACEHAB, Incorporated

	By:	/s/ Brian K. Harrington
Brian K. Harrington
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Restructuring and Exchange Agreement, is incorporated herein by reference to Exhibit (d)(6) of Schedule TO as filed on August 31, 2007.

99.1	Offering Memorandum and Consent Solicitation, is incorporated herein by reference to Exhibit (a)(1)(A) of Schedule TO as filed on August 31, 2007.

99.2	Press Release issued by Spacehab, Incorporated on August 31, 2007.